EXHIBIT 21

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION

INDEX OF FR Y-10 REPORTABLE ENTITIES ON ORGANIZATION CHART AS OF 12/31/2005

Name	Location
“M&M Realty, Inc.”	St. Louis, MO
100 Federal Street Limited Partnership	Boston, MA
1784 S.A. Sociedad Gerente de Fondos Comunes de Inversion	Buenos Aires, Argentina
A/M Properties, Inc.	Baltimore, MD
Abilene Park, Inc.	Dallas, TX
ABN AMRO Merchant Services, LLC	Louisville, KY
ACO Limitada	Montevideo, Uruguay
AdFleet, Inc.	Glastonbury, CT
Administradora Blue 2234 S. de R.L. de C.V.	Mexico City, Mexico
AF&L, Inc.	Warrington, PA
Aguila Corp S.A.C.	Lima, Peru
Airlease Management Services, Inc.	San Francisco, CA
Alamo Funding II, Inc.	Dallas, TX
Alamo Funding LLC	Dallas, TX
Alie Street Investments Limited	London, U.K.
Alie Street Investments 2 Limited	London, U.K.
Alie Street Investments 3 Limited	London, U.K.
Alie Street Investments 4 Limited	London, U.K.
Alie Street Investments 5 Limited	London, U.K.
Alie Street Investments 6 Limited	London, U.K.
Alie Street Investments 7 Limited	London, U.K.
Alie Street Investments 8 Limited	London, U.K.
Alie Street Investments 9 Limited	London, U.K.
Alie Street Investments 10 Limited	London, U.K.
Alie Street Investments 11 Limited	London, U.K.
Alie Street Investments 12 Limited	London, U.K.
Alie Street Investments 13 Limited	London, U.K.
Alie Street Investments 14 Limited	London, U.K.
Alie Street Investments 15 Limited	London, U.K.
Alliance Enterprise Corporation	Richardson, TX
Almacenadora Serfin, S.A. de C.V.	Mexico City, Mexico
Almacenadora Somex, S.A. de C.V.	Mexico City, Mexico
Almazora Holdings S.a.r.l.	Luxembourg, Luxembourg
Altier LLC	Dallas, TX
Amarillo Lane, Inc.	Dallas, TX
AMB Pier One LLC	San Francisco, CA
American Financial Service Group, Inc.	Greensboro, NC
Apollo Theater Master Tenant LLC	New York, NY
Arena Holdings LLC	Charlotte, NC
Ashburn A. Corp.	Baltimore, MD
Ashton Moss S.a.r.l.	Luxembourg, Luxembourg
Asia Investment Consulting Ltd.	George Town, Grand Cayman, Cayman Is.
Asian American Merchant Bank Ltd.	Singapore, Singapore
Asset Backed Funding Corporation	Charlotte, NC
Asset Management Corp.	Princeton, NJ
Aswan Development Associates, LLC	Miami, FL
Aswan Village Associates, LLC	Miami, FL
Atlanta Affordable Housing Fund Limited Partnership	Charlotte, NC
Atlantic Equity Corporation	Chicago, IL
Augusta Trading LLC	Charlotte, NC
B.A. International (Cayman) Ltd.	George Town, Grand Cayman, Cayman Is.
BA 1998 Partners Associates Fund, L.P.	Chicago, IL
BA 1998 Partners Fund I, L.P.	Chicago, IL
BA 1998 Partners Fund II, L.P.	Chicago, IL
BA 1998 Partners Fund LDC	Chicago, IL

BA 1998 Partners Master Fund I, L.P.	Chicago, IL
BA 1998 Partners Master Fund II, L.P.	Chicago, IL
BA Agency, Inc.	Albuquerque, NM
BA Australia Limited	Sydney, New South Wales, Australia
BA Auto Securitization Corporation	Dallas, TX
BA Capital Advisors Limited	London, U.K.
BA Capital Advisors S.r.L.	Milan, Italy
BA Capital Beratungs GmbH	Frankfurt, Germany
BA Capital Company, L.P.	Charlotte, NC
BA Capital Investors Sidecar Fund, L.P.	Charlotte, NC
BA Co-Invest Fund 2001 (Cayman), L.P.	Chicago, IL
BA Co-Invest Fund 2002 (Cayman), L.P.	Chicago, IL
BA Coinvest GP, Inc.	Chicago, IL
BA Continuum Solutions Private Limited	Hyderabad, India
BA Direct Investment Fund K, L.P.	Chicago, IL
BA Direct Investment Fund M, L.P.	Chicago, IL
BA Electronic Data Processing (Guangzhou) Ltd.	Guangzhou, PRC
BA Employment Services Limited	George Town, Grand Cayman, Cayman Is.
BA Equity Advisors Sp.zo.o	Warsaw, Poland
BA Equity Holdings, L.P.	Charlotte, NC
BA Equity Investment Company, L.P.	Charlotte, NC
BA Equity Investors, Inc.	Chicago, IL
BA Finance (Hong Kong) Limited	Hong Kong, PRC
BA Finance Europe Cooperatieve U.A.	Amsterdam, The Netherlands
BA Finance Ireland Limited	Dublin, Ireland
BA Finance Lease, Inc.	San Francisco, CA
BA Global Funding Inc.	George Town, Grand Cayman, Cayman Is.
BA Holding Company S.A.	Luxembourg, Luxembourg
BA Insurance Services, Inc.	Baltimore, MD
BA Investments	George Town, Grand Cayman, Cayman Is.
BA Merchant Services, LLC	Louisville, KY
BA Netherlands Group Lending Europe Cooperatieve U.A.	Amsterdam, The Netherlands
BA Netting Limited	London, U.K.
BA Nominees Limited	Hong Kong, PRC
BA Overseas Holdings	George Town, Grand Cayman, Cayman Is.
BA Partners Fund III, LLC	Chicago, IL
BA Properties, Inc.	Los Angeles, CA
BA SBIC Sub, Inc.	Chicago, IL
BA Securities Australia Limited	Sydney, New South Wales, Australia
BA Securities Limited	Hong Kong, PRC
BA Technology I, LLC	Charlotte, NC
BABC Global Finance Inc.	Toronto, Ontario, Canada
BAC Funding Consortium, Inc.	Miami, FL
BAC NUBAFA, Inc.	San Francisco, CA
BAC Realty LLC	Dallas, TX
BACAP Alternative Advisors, Inc.	New York, NY
BACAP Alternative Montage Fund, LLC	New York, NY
BACAP Alternative Multi-Strategy Fund, LLC	Charlotte, NC
BACAP Distressed Debt Fund, LLC	New York, NY
BACAP Diversified Real Estate Fund, L.P.	New York, NY
BACAP Institutional Multi-Strategy Hedge Fund, Ltd.	New York, NY
BACAP Multi-Strategy Hedge Fund, LLC	New York, NY
BACAP Multi-Strategy Hedge Fund, Ltd.	New York, NY
Back Bay Capital Funding LLC	Boston, MA
BACP Europe Fund I, L.P.	Chicago, IL
BACP Europe Fund II, L.P.	Chicago, IL
BACP Europe Fund IV M, L.P.	Chicago, IL
BACP Europe Fund V LP	St. Helier, Jersey, Channel Islands
BACPE Finland Holdings Oy	Helsinki, Finland
BACPE Investment Helsinki Oy	Helsinki, Finland
BACPE Investment Ky	Helsinki, Finland

BAEC Investments, L.L.C.	Chicago, IL
BAEP Asia Limited	Curepipe, Mauritius
BAEP Nord I LLC	Chicago, IL
BAEP Nord IA LLC	Chicago, IL
BAEP Nord III LLC	Chicago, IL
BAEP Nord V LLC	Chicago, IL
BAEP Telecommunications Investments, L.L.C.	Chicago, IL
BAK Consolidated Holdings OverSeas Partners	Las Vegas, NV
BAK Consolidated Holdings, Inc.	Las Vegas, NV
Bakerton Finance, Inc.	Las Vegas, NV
BAL Global Finance Canada Corporation	Toronto, Ontario, Canada
BAL Global Finance Funding Corporation	Chicago, IL
BAL Global Finance (Deutschland) GmbH	Dusseldorf, Germany
BAL Global Finance (UK) Limited	London, U.K.
BAL Global Finance, LLC	Chicago, IL
BAL Investment & Advisory, Inc.	San Francisco, CA
BALCAP Funding, LLC	San Francisco, CA
Bamerilease, Inc.	Phoenix, AZ
BANA (#1) LLC	Charlotte, NC
BANA CA Mortgage Company	Providence, RI
BANA GA Mortgage Company	Providence, RI
BANA OR Mortgage Company	Providence, RI
BANA Residuals, LLC	Charlotte, NC
BANA RI Mortgage Company	Providence, RI
Banc of America Advisory Services, LLC	Charlotte, NC
Banc of America Agency of Nevada, Inc.	Las Vegas, NV
Banc of America Agency of Texas, Inc.	Dallas, TX
Banc of America Agency, LLC	Towson, MD
Banc of America Arena Community Development LLC	Charlotte, NC
Banc of America Auto Finance Corp.	Jacksonville, FL
Banc of America Bridge LLC	Charlotte, NC
Banc of America California Community Venture Fund, LLC	Chicago, IL
Banc of America Capital Holdings, L.P.	Charlotte, NC
Banc of America Capital Investors SBIC, L.P.	Charlotte, NC
Banc of America Capital Investors, L.P.	Charlotte, NC
Banc of America Capital Management (Ireland), Limited	Dublin, Ireland
Banc of America Card Servicing Corporation	Phoenix, AZ
Banc of America CDC Centerpoint Holdings LLC	Baltimore, MD
Banc of America CDC Special Holding Company, Inc.	Charlotte, NC
Banc of America CDE I, LLC	Baltimore, MD
Banc of America CDE II, LLC	Baltimore, MD
Banc of America CDE, LLC	Baltimore, MD
Banc of America Co-Invest Fund 2001, L.P.	Chicago, IL
Banc of America Co-Invest Fund 2002, L.P.	Chicago, IL
Banc of America Commercial Finance Corporation	Wilton, CT
Banc of America Commercial Mortgage Inc.	Charlotte, NC
Banc of America Commercial, LLC	Tucker, GA
Banc of America Community Development Corporation	Charlotte, NC
Banc of America Community Holdings, Inc.	Charlotte, NC
Banc of America Community Housing Investment Fund II LLC	Chicago, IL
Banc of America Community Housing Investment Fund LLC	Chicago, IL
Banc of America Consumer Card Holdings Corporation	Charlotte, NC
Banc of America Consumer Card Services, LLC	Charlotte, NC
Banc of America Corporate Insurance Agency, LLC	Cranford, NJ
Banc of America Development, Inc.	Charlotte, NC
Banc of America Dutch Auction Preferred Corporation	Las Vegas, NV
Banc of America E-Commerce Holdings, Inc.	Charlotte, NC
Banc of America Energy & Power Facilities Leasing I, Inc.	San Francisco, CA
Banc of America Finance Services, Inc.	New York, NY
Banc of America Financial Products, Inc.	Chicago, IL
Banc of America FSC Holdings, Inc.	San Francisco, CA

Banc of America Funding Corporation	Charlotte, NC
Banc of America Funding LLC	Charlotte, NC
Banc of America Historic Capital Assets LLC	Charlotte, NC
Banc of America Historic Investments Partnership	Concord, CA
Banc of America Historic New Ventures, LLC	Baltimore, MD
Banc of America Historic Ventures, LLC	Charlotte, NC
Banc of America Insurance Group, Inc.	San Diego, CA
Banc of America Insurance Services, Inc.	Baltimore, MD
Banc of America Investment Advisors, Inc.	Boston, MA
Banc of America Investment Leasing Co., Ltd.	Tokyo, Japan
Banc of America Investment Services, Inc.	Charlotte, NC
Banc of America Large Loan, Inc.	Dover, DE
Banc of America Leasing & Capital, LLC	San Francisco, CA
Banc of America Leasing Commercial Markets, Inc.	Wilmington, DE
Banc of America Leasing Commercial Markets, LLC	Wilmington, DE
Banc of America Management Corporation	Charlotte, NC
Banc of America Management LLC I	Chicago, IL
Banc of America Mezzanine Capital LLC	Charlotte, NC
Banc of America Mortgage Capital Corporation	Charlotte, NC
Banc of America Mortgage Securities, Inc.	Charlotte, NC
Banc of America Neighborhood Services Corporation	Charlotte, NC
Banc of America Preferred Funding Corporation	Dallas, TX
Banc of America Public and Institutional Financial Funding, LLC	San Francisco, CA
Banc of America Securities (India) Private Limited	Mumbai, India
Banc of America Securities Asia Limited	Hong Kong, PRC
Banc of America Securities Canada Co.	Halifax, Nova Scotia
Banc of America Securities Canada Holding Corp.	Charlotte, NC
Banc of America Securities Ireland	Dublin, Ireland
Banc of America Securities Limited	London, U.K.
Banc of America Securities LLC	Charlotte, NC
Banc of America Securities, Casa de Bolsa, S.A. de C.V., Grupo Financiero Bank of America	Mexico City, Mexico
Banc of America Securities-Japan, Inc.	Tokyo, Japan
Banc of America Securitization Holding Corporation	Dallas, TX
Banc of America Specialist, Inc.	New York, NY
Banc of America Strategic Investments Corporation	Charlotte, NC
Banc of America Strategic Solutions, Inc.	Charlotte, NC
Banc of America Strategic Solutions, LLC	Charlotte, NC
Banc of America Structured Notes, Inc.	Charlotte, NC
Banc of America Technology Investments, Inc.	Charlotte, NC
Banca Serfin, S.A.	Mexico City, Mexico
BancAmerica Capital Holdings II, L.P.	Chicago, IL
BancAmerica Capital Investors II, L.P.	Chicago, IL
BancAmerica Capital Investors SBIC II, L.P.	Chicago, IL
BancAmerica Coinvest Fund 2000, L.P.	Chicago, IL
BancBoston Aircraft Leasing Inc.	Boston, MA
BancBoston Capital Co-Investment Partners (2000) LP	Boston, MA
BancBoston Capital Co-Investment Partners (2001) LP	Boston, MA
BancBoston Capital do Brasil S/C Limitada	Sao Paulo, Brazil
BancBoston Capital Holdings Limited	London, U.K.
BancBoston Capital ICP Partners 2 LP	Boston, MA
BancBoston Capital ICP Partners 3 LP	Boston, MA
BancBoston Capital ICP Partners LP	Boston, MA
BancBoston Capital Money Markets Limited	London, U.K.
BancBoston Capital Private Equity Partners LP	Boston, MA
BancBoston Capital, Inc.	Boston, MA
BancBoston Insurance Agency of Rhode Island, Inc.	Pascoag, RI
BancBoston Investments (Nova) L.L.C.	Boston, MA
BancBoston Investments Inc.	Boston, MA
BancBoston Investments Microservice Holdings Inc.	George Town, Grand Cayman, Cayman Is.
BancBoston Investments Telefutura Holdings	George Town, Grand Cayman, Cayman Is.

BancBoston Leasing Services Inc.	Boston, MA
BancBoston Real Estate Capital Corporation	Boston, MA
BancBoston Securities International Limited	London, U.K.
BancBoston Transport Leasing Inc.	Boston, MA
BancBoston Ventures Inc.	Boston, MA
Banco Santander Mexicano, S.A.	Mexico City, Mexico
Bank IV Affordable Housing Corporation	Charlotte, NC
Bank of America (Asia) Limited	Hong Kong, PRC
Bank of America (Hawaii) Insurance Agency, Inc.	Honolulu, HI
Bank of America (Jersey) Limited	St. Helier, Jersey, Channel Islands
Bank of America (Macau) Limited	Macau
Bank of America Asset Management, S.A. de C.V., Sociedad Operadora de Sociedades	Mexico City, Mexico
Bank of America Brasil Holdings Ltda.	Sao Paulo, Brazil
Bank of America California, National Association	San Francisco, CA
Bank of America Canada	Toronto, Ontario, Canada
Bank of America Canada Specialty Group Ltd.	Mississauga, Ontario, Canada
Bank of America Capital Advisors LLC	Chicago, IL
Bank of America Capital Corporation	Chicago, IL
Bank of America Corporation	Charlotte, NC
Bank of America Foundation, Inc., The	Atlanta, GA
Bank of America Georgia, National Association	Atlanta, GA
Bank of America Malaysia Berhad	Kuala Lumpur, Malaysia
Bank of America Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero Bank of America	Mexico City, Mexico
Bank of America Mortgage Securities, Inc.	Charlotte, NC
Bank of America Oregon, National Association	Portland, OR
Bank of America Overseas Corporation	Charlotte, NC
Bank of America Reinsurance Corporation	Burlington, VT
Bank of America Rhode Island, National Association	Providence, RI
Bank of America Securitization Investment Trust LLC	Wilmington, DE
Bank of America Singapore Limited	Singapore, Singapore
Bank of America Trust and Banking Corporation (Bahamas) Limited	Nassau, Bahamas
Bank of America Trust and Banking Corporation (Cayman) Limited	George Town, Grand Cayman, Cayman Is.
Bank of America Trust Company of Delaware, National Association	Greenville, DE
Bank of America Ventures	Foster City, CA
Bank of America, National Association	Charlotte, NC
Bank of America, National Association (USA)	Phoenix, AZ
BankAmerica Acceptance Corp.	San Diego, CA
BankAmerica Capital I	Charlotte, NC
BankAmerica Capital II	Charlotte, NC
BankAmerica Capital III	Charlotte, NC
BankAmerica Capital IV	Charlotte, NC
Bankamerica Comercial e Participacoes S/A	Sao Paulo, Brazil
BankAmerica Institutional Capital A	San Francisco, CA
BankAmerica Institutional Capital B	San Francisco, CA
BankAmerica International Financial Corporation	San Francisco, CA
BankAmerica International Investment Corporation	Chicago, IL
BankAmerica Investment Corporation	Chicago, IL
BankAmerica Nominees (1993) Pte Ltd.	Singapore, Singapore
BankAmerica Nominees (Hong Kong) Ltd.	Hong Kong, PRC
BankAmerica Nominees (Singapore) Pte. Ltd.	Singapore, Singapore
BankAmerica Nominees Limited (London)	London, U.K.
BankAmerica Realty Finance, Inc.	Los Angeles, CA
BankAmerica Realty Services, Inc.	San Francisco, CA
Bankamerica Representacao e Servicos Ltda.	Sao Paulo, Brazil
BankBoston Asset Management Ltda.	Sao Paulo, Brazil
BankBoston Banco Multiplo S.A.	Sao Paulo, Brazil
BankBoston Business Credit (d/b/a “BancBoston Financial Co.”)	Boston, MA
BankBoston Capital Trust I	Boston, MA
BankBoston Capital Trust II	Boston, MA

BankBoston Capital Trust III	Boston, MA
BankBoston Capital Trust IV	Boston, MA
BankBoston Co-Investment Partners (1998) LP	Boston, MA
BankBoston Co-Investment Partners (1999) LP	Boston, MA
BankBoston Corredora de Seguros Limitada	Santiago, Chile
BankBoston Corretora de Cambio, Titulos e Valores Mobiliarios S.A.	Sao Paulo, Brazil
BankBoston Corretora de Seguros Ltda.	Sao Paulo, Brazil
BankBoston Distribuidora de Titulos e Valores Mobiliarios S.A.	Sao Paulo, Brazil
BankBoston International	Coral Gables, FL
BankBoston International Leasing LLC	Providence, RI
BankBoston Latino Americano S.A.	Lisbon, Portugal
BankBoston Leasing S.A. Arrendamento Mercantil	Sao Paulo, Brazil
BankBoston Trust Company (Cayman Islands) Limited	George Town, Grand Cayman, Cayman Is.
BankBoston Trust Company Limited	Nassau, Bahamas
BAR Litigation, LLC	Wilmington, DE
Barnett Capital I	Jacksonville, FL
Barnett Capital II	Jacksonville, FL
Barnett Capital III	Jacksonville, FL
Barrow Ltd.	George Town, Grand Cayman, Cayman Is.
BAS Capital Funding Corporation	Chicago, IL
BAS Oak Management, LLC	San Francisco, CA
BAS Oak X, LLC	San Francisco, CA
BAS Securitization LLC	Charlotte, NC
BAS/SOFI Management, LLC	New York, NY
BAS/SOFI VI, LLC	New York, NY
BASCFC-Maxcom Holdings I, LLC	Chicago, IL
BAVP, LP	Foster City, CA
BAVP VII, L.P.	Foster City, CA
Bay 2 Bay Leasing LLC	San Francisco, CA
Bay State Corporation Limited	Nassau, Bahamas
BayBank Systems, Inc.	Boston, MA
BayBanks Credit Corp.	Boston, MA
BayBanks Finance & Leasing Co., Inc.	Boston, MA
BayBanks Mortgage Corp.	Boston, MA
BB Capital Brazil NewCo.	George Town, Grand Cayman, Cayman Is.
BB Investment Internet Ventures	George Town, Grand Cayman, Cayman Is.
BBC Co-Investment Partners (1998) LP	Boston, MA
BBI (BLE) Holdings LLC	Boston, MA
BBI Management Co. LLC	Boston, MA
BBI Switch LP	Boston, MA
BBLA Holding Europe S.L.	Madrid, Spain
BBV Management Co. LLC	Boston, MA
BBV Switch LP	Boston, MA
BEG Nominees (Paroc) Carried Interest Partnership, L.P.	Wilmington, DE
Ben Franklin/Progress Capital Fund LP	Blue Bell, PA
Best Payment Solutions, Inc.	Westmont, IL
Bethlehem FSG Holdings, LLC	Bethlehem, PA
Birkdale Trading Limited	George Town, Grand Cayman, Cayman Is.
BIRMSON, L.L.C.	Wilton, CT
Biscayne Apartments, Inc.	Atlanta, GA
BJCC, Inc.	Wilton, CT
BKB Foreign Sales Corporation	Christiansted, St.Thomas, U.S. V.I.
Black Business Investment Fund of Central Florida, Inc.	Orlando, FL
Blue Ridge Investments, L.L.C.	Charlotte, NC
BoA Lending L.L.P.	Las Vegas, NV
BoA Nederland Krediet Cooperatieve U.A.	Amsterdam, The Netherlands
BoA Netherlands Cooperatieve U.A.	Amsterdam, The Netherlands
BOA/Mermart Joint Venture	San Diego, CA
Boatmen's Insurance Agency, Inc.	St. Louis, MO
Bond Products Depositor LLC	Charlotte, NC
Boston Administradora de Fondos de Inversion S.A.	Montevideo, Uruguay

Boston Administradora General de Fondos S.A.	Santiago, Chile
Boston Asesores de Seguros, S.A.	Buenos Aires, Argentina
Boston Capital Southern Cone S.A. (d/b/a “BancBoston Capital Southern Cone”)	Buenos Aires, Argentina
Boston Centros de Inversion S.A.	Buenos Aires, Argentina
Boston Comercial e Participacoes Ltda.	Sao Paulo, Brazil
Boston Corporate Finance SpA	Milan, Italy
Boston Directo S.A.	Montevideo, Uruguay
Boston International Holdings Corporation	Boston, MA
Boston Inversiones Servicios y Administracion S.A.	Santiago, Chile
Boston Investment Group S.A., The	Buenos Aires, Argentina
Boston Latin America Finance Company	George Town, Grand Cayman, Cayman Is.
Boston Negocios e Participacoes Ltda.	Sao Paulo, Brazil
Boston Overseas Financial Corporation	Boston, MA
Boston Overseas Financial Corporation S.A.	Buenos Aires, Argentina
Boston Overseas Holding Corporation	Boston, MA

Boston Overseas Private Equity LLC	Boston, MA
Boston Previdencia Privada S.A.	Sao Paulo, Brazil
Boston Securities S.A. Sociedad de Bolsa	Buenos Aires, Argentina
Boston Securitizadora S.A.	Santiago, Chile
Boston World Holding Corporation	Boston, MA
Brazos VPP Limited Partnership	Dallas, TX
Bridger Holdings LLC	Mill Valley, CA
Bridgewater Bay Limited Liability Partnership	London, U.K.
Brigibus, Limited	London, U.K.
Brockman Investments LLC	Wilmington, DE
Bulfinch Indemnity Company, Ltd.	Boston, MA
Burton Road Development Partners, LLC	Atlanta, GA
C&S Premises-SPE, Inc.	Atlanta, GA
Cabot Investments	London, U.K.
California Environmental Redevelopment Fund, LLC	Sacramento, CA
Calnevari Holdings, Inc.	Las Vegas, NV
Calstock Holdings LLC	Las Vegas, NV
Calstock Partners	Las Vegas, NV
CalSTRS/Banc of America Capital Access Fund, LLC	Chicago, IL
Calvada Lane Pty Limited	Las Vegas, NV
Canaan Collaborative Limited Partnership, The	Houston, TX
CAP Development Company, LLC	Tampa, FL
Capacitor, LLC	Las Vegas, NV
Cape Ann Corporation Limited	Nassau, Bahamas
Capital Courts Corporation	Washington, DC
Capital Crossing Development Corporation	Suitland, MD
Caribbean American Services Company Limited	George Town, Grand Cayman, Cayman Is.
Carlow Holdings Trust	Dublin, Ireland
Carlton Court CDC, Inc.	Dallas, TX
Carlton Court Limited Partnership	Dallas, TX
Carolina Investments Limited	London, U.K.
Carrara Lane Pty Limited	Las Vegas, NV
Casa de Bolsa Santander Serfin, S.A. de C.V.	Mexico City, Mexico
Castle Lofts, L.P.	Kansas City, MO
Cathedral Gorge Management LLC	Las Vegas, NV
Cayman Joint Venture Holding Company	George Town, Grand Cayman, Cayman Is.
CB Asset Recovery Incorporated	Hartford, CT
CBT Realty Corporation	Providence, RI
Centerpoint Development II LLC	Baltimore, MD
Centerpoint Development LLC	Baltimore, MD
Centerpoint Eutaw LLC	Baltimore, MD
Centerpoint Eutaw/Howard Holdings LLC	Baltimore, MD
Centerpoint Garage LLC	Baltimore, MD
Centerpoint Howard LLC	Baltimore, MD
Centerpoint Theater LLC	Baltimore, MD

Centerpoint Tower LLC	Baltimore, MD
Centerpoint Tower/Garage Holdings LLC	Baltimore, MD
Centro Comercial Zacatecas, S.A. de C.V.	Mexico City, Mexico
Ceramica International Holdings S.a.r.L.	Luxembourg, Luxembourg
CF Leasing Corp.	Glen Rock, NJ
Champion Hills Funding LLC	Charlotte, NC
Charlotte Affordable Housing LLC, The	Charlotte, NC
Charlotte Gateway Village, LLC	Charlotte, NC
Charlotte Transit Center, Inc.	Charlotte, NC
Chepstow Holdings of Delaware, Inc.	Las Vegas, NV
Chepstow Real Estate Investment Trust	Las Vegas, NV
Chepstow TRS, Inc.	Las Vegas, NV
Cherry Affordable Housing Corp.	Charlotte, NC
Cherry Park LLC	Las Vegas, NV
Church Street Housing Partners I, LLC	Orlando, FL
Church Street Retail Partners I, LLC	Orlando, FL
Circulos OCA S.A.	Montevideo, Uruguay
Citizens First Investment Corp.	Glen Rock, NJ
City Hall Lofts, L.P.	Kansas City, MO
CIVC Partners Fund IIIa, L.P.	Chicago, IL
CIVC Partners Fund, L.P.	Chicago, IL
CIVC Partners Fund, LLC	Chicago, IL
CIVC-Partners Equity Investment Company LLC	Chicago, IL
Clark Street Redevelopment Corporation	St. Louis, MO
Clipper Mill Federal LLC	Baltimore, MD
Cloudy Bay LLC	Las Vegas, NV
CNB Equity Corporation	Baltimore, MD
Cold Feet, L.L.C.	Chicago, IL
Colonial Funding LLC	Charlotte, NC
Columbia Management Advisors, LLC	Boston, MA
Columbia Management Distributors, Inc.	Boston, MA
Columbia Management Group, LLC	Boston, MA
Columbia Management Services, Inc.	Boston, MA
Columbia Senior Residences at Edgewood, L.P.	Atlanta, GA
Columbia Wanger Asset Management, L.P.	Chicago, IL
Columbus Bay Limited	George Town, Grand Cayman, Cayman Is.
Columbus Square LLC	Kansas City, MO
Commercial Abstract LP	Milford, DE
Community Reinvestment Group, L.C.	Fort Lauderdale, FL
Contacto Serfin, S.A. de C.V.	Mexico City, Mexico
Continental Finanziaria S.P.A.	Milan, Italy
Continental Illinois Venture Corporation	Chicago, IL
Continental Servicios Corporativos, S.A. de C.V.	Mexico City, Mexico
Coral Hill LLC	Las Vegas, NV
Core Bond Products LLC	Charlotte, NC
Corporate Leasing Facilities Limited	London, U.K.
Courtyards Apartments II, Inc.	Charlotte, NC
Courtyards Apartments, Inc.	Atlanta, GA
Covation LLC	Atlanta, GA
Coventry Village Apartments, Inc.	Nashville, TN
Cranford Aircraft Commercial Leasing Corporation	Cranford, NJ
Credit Opportunities Funding, Inc.	Miami, FL
Crockett Funding II, Inc.	Dallas, TX
Crockett Funding LLC	Dallas, TX
Cross Creek Funding LLC	Charlotte, NC
Crown Point Investments LP	Las Vegas, NV
Crystal Peak Investments GP	Las Vegas, NV
CSC Associates, L.P.	Marietta, GA
CSF Holdings, Inc.	Tampa, FL
Cupples Development, L.L.C.	St. Louis, MO
Cupples Garage, L.L.C.	St. Louis, MO

Cypress Point Trading LLC	Charlotte, NC
D.P. Park LLC	Wilmington, DE
Dalespring Corporation	Baltimore, MD
Delivery Funding, LLC	Charlotte, NC
Devonshire Trading Ltd.	George Town, Grand Cayman, Cayman Is.
DFO Partnership	San Francisco, CA
Diamond Springs Trading LLC	Charlotte, NC
Douglass Road LLC	Washington, DC
Dover Mortgage Capital Corporation	Providence, RI
Dover Mortgage Capital 2005-A Corporation	Providence, RI
Dover Two Mortgage Capital Corporation	Providence, RI
Dover Two Mortgage Capital 2005-A Corporation	Providence, RI
Downtown Place, LLC	Miami, FL
Dunes Funding LLC	Charlotte, NC
Eagle Corporation, The	Boston, MA
Eagle Investments S.A., The	Montevideo, Uruguay
Eagle Mezzanine Partners I LLC	Boston, MA
Eban Incorporated	Dallas, TX
Eban Village I, Ltd.	Dallas, TX
Eban Village II, Ltd.	Dallas, TX
Echo Canyon Park LLC	Las Vegas, NV
Edgewood Partners, LLC	Atlanta, GA
Edificaciones Arendonk, S.L.	Madrid, Spain
Edmondson Gardens LLC	Baltimore, MD
EFP (Cayman) Funding I Limited	George Town, Grand Cayman, Cayman Is.
EFP (Cayman) Funding II Limited	George Town, Grand Cayman, Cayman Is.
EFP (Hong Kong) Funding I Limited	Hong Kong, PRC
EFP (Hong Kong) Funding II Partnership	Hong Kong, PRC
Egan Crest Investments, LLC	Las Vegas, NV
Eight Star Investments, L.L.C.	Kansas City, MO
Electra Leasing LLC	Boston, MA
ELHV Inc.	New York, NY
Elko Park, Inc.	Dallas, TX
Elmfield Investments Limited	London, U.K.
Elmsleigh Funding, Ltd.	George Town, Grand Cayman, Cayman Is.
ELT Ltd.	Charlotte, NC
Endeavour, LLC	Babylon, NY
EQCC Asset Backed Corporation	Las Vegas, NV
EQCC Receivables Corporation	Las Vegas, NV
EquiCredit Corporation of America	Jacksonville, FL
Equity/Protect Reinsurance Company	Jacksonville, FL
ESP Financial Services LLC	San Diego, CA
Espoo Holdings S.a.r.l.	Luxembourg, Luxembourg
Essex Leeway Investment Company	Peabody, MA
Export Funding Corporation	Charlotte, NC
Factoring Santander Serfin, S.A. de C.V.	Mexico City, Mexico
Fallon Lane II, Inc.	Dallas, TX
Fallon Lane LLC	Dallas, TX
FBF Insurance Agency, Inc.	Avon, MA
FCA Company, LLC	Providence, RI
Federal Director International Services S.A.	Nassau, Bahamas
Federal Street Investments S.A.	Montevideo, Uruguay
Federal Street Shipping LLC	Boston, MA
Felton Management Corporation	Boston, MA
Felton Real Estate Limited Partnership	Waltham, MA
FFG Property Holding Corp.	Providence, RI
FFG-NJ Vehicle Funding Corp.	Roslyn Heights, NY
FFG-NJ Vehicle Funding Corp. of NJ	Teaneck, NJ
FFG-NJ Vehicle Management Corp.	Roslyn Heights, NY
FHA Company, LLC	Providence, RI
Fideicomiso GSSLPT	Mexico City, Mexico

FIM Funding, Inc.	Boston, MA

Financial Centre Insurance Agency, Inc.	Boston, MA
Financial ServiceSolutions Information Systems, LLC	Charlotte, NC
Financial ServiceSolutions, LLC	Charlotte, NC
FinancialOxygen, Inc.	Walnut Creek, CA
Finch Funding LLC	Charlotte, NC
Finsbury Square Limited Partnership	Washington, DC
Finsbury Square Manager LLC	Washington, DC
Firnabos Nominees, Limited	London, U.K.
First Bank of Pinellas County Land Corporation	Tampa, FL
First Capital Corporation of Boston	Boston, MA
First Coast Black Business Investment Corporation	Jacksonville, FL
First National Boston Compania de Inversiones S.A.	Buenos Aires, Argentina
First Ward Place, LLC	Charlotte, NC
Firstval Properties, Inc.	Bethlehem, PA
FIS Securities, Inc.	Boston, MA
Fitzmaurice & Company, LLC	New York, NY
Fitzmaurice Companies, Inc.	New York, NY
Fitzmaurice Investment Management Services, LLC	New York, NY
Fitzmaurice Risk Partners, LLC	New York, NY
FKF, Inc.	Des Moines, IA
Flagship Capital Management, Inc.	Boston, MA
Flat Rock Funding LLC	Charlotte, NC
Fleet (Delaware) Servicing Corp.	Wilmington, DE
Fleet (NJ) Brokerage Services Inc.	Jersey City, NJ
Fleet (NJ) Credit Corp.	New York, NY
Fleet Acquisition, L.L.C.	Boston, MA
Fleet Canada Square Limited	London, U.K.
Fleet Capital International, Inc.	Providence, RI
Fleet Capital Markets Group Inc.	Jersey City, NJ
Fleet Capital Trust II	Boston, MA
Fleet Capital Trust IX	Boston, MA
Fleet Capital Trust V	Boston, MA
Fleet Capital Trust VII	Boston, MA
Fleet Capital Trust VIII	Boston, MA
Fleet Center Associates	Providence, RI
Fleet Clearing Corporation	New York, NY
Fleet Commercial Loan Funding LLC	Boston, MA
Fleet Commercial Loan Master LLC	Boston, MA
Fleet Community Development Corporation	Providence, RI
Fleet Connecticut Corp.	Norwalk, CT
Fleet Corporate Finance, Inc.	Boston, MA
Fleet Credit Card Funding Trust	Horsham, PA
Fleet Credit Card Holdings, Inc.	Providence, RI
Fleet Credit Card Services L.P.	Providence, RI
Fleet Delaware Corp.	Wilmington, DE
Fleet Development Ventures L.L.C.	Boston, MA
Fleet Employee Benefit Services, Inc.	Albany, NY
Fleet Employer Services, Inc.	Providence, RI
Fleet Enterprises Inc.	New York, NY
Fleet Equity Partners V, L.P.	Providence, RI
Fleet Equity Partners VI, L.P.	Providence, RI
Fleet Equity Partners VII, L.P.	Providence, RI
Fleet Finance, Inc.	Providence, RI
Fleet Financial Corporation	Providence, RI
Fleet Financial Pennsylvania Corp.	Bala Cynwyd, PA
Fleet Fund Investors, LLC	Providence, RI
Fleet Funding, Inc.	Boston, MA
Fleet Growth Resources II, Inc.	Providence, RI
Fleet Growth Resources III, Inc.	Providence, RI
Fleet Growth Resources IV, Inc.	Providence, RI

Fleet Growth Resources, Inc.	Providence, RI
Fleet Historic Associates	Providence, RI
Fleet Home Equity Loan Trust 2001-1	Wilmington, DE
Fleet Home Equity Loan, LLC	Boston, MA
Fleet Insurance Agency (NJ), Inc.	Clinton, NJ
Fleet Insurance Agency Corp.—Connecticut	Chester, CT
Fleet Insurance Agency Corp.—New York	Castleton on Hudson, NY
Fleet Insurance Agency Corporation	Boston, MA
Fleet Insurance Company	Horsham, PA
Fleet International Advisors S.A.	Montevideo, Uruguay
Fleet Investment Funding Corp.	Providence, RI
Fleet Land Company	Providence, RI
Fleet Leasing Partners I, L.P.	Providence, RI
Fleet Leasing Partners II, L.P.	Providence, RI
Fleet Life Insurance Company	Horsham, PA
Fleet LIHTC Corporation	Jersey City, NJ
Fleet LIHTC II Corporation	Jersey City, NJ
Fleet NJ Community Development Corp.	Hartford, CT
Fleet Overseas Asset Management, Inc.	Boston, MA
Fleet Overseas Capital, LLC	Providence, RI
Fleet PCG Services Inc.	Providence, RI
Fleet Pennsylvania Services Inc.	Scranton, PA
Fleet Property Company	Providence, RI
Fleet Retail Group, LLC	Boston, MA
Fleet Trade Services, Limited	Hong Kong, PRC
Fleet Venture Partners I	Providence, RI
Fleet Venture Partners II	Providence, RI
Fleet Venture Partners III	Providence, RI
Fleet Venture Partners IV, L.P.	Providence, RI
Fleet Venture Resources, Inc.	Providence, RI
FleetBoston Co-Investment Partners (2000) LP	Boston, MA
FleetBoston Co-Investment Partners (2001) LP	Boston, MA
Florida Affordable Housing 1998, L.L.C.	Charlotte, NC
FNB Funding LLC 1	Boston, MA
FNB Realty Trust	Boston, MA
Fomento Cultural Santander Mexicano, A.C.	Mexico City, Mexico
Fonlyser, S.A. de C.V.	Mexico City, Mexico
Framework, Inc.	Charlotte, NC
Franklin Bay Limited	George Town, Grand Cayman, Cayman Is.
FSC Corp.	Boston, MA
Galway Holdings Trust	Dublin, Ireland
Gardnerton Partners	Las Vegas, NV
Gaskell Management LLC	Las Vegas, NV
Gatwick LLC	Dallas, TX
GEARS Holding LLC 2004-A	Dallas, TX
GEARS Holding LLC 2005-A	Dallas, TX
General Fidelity Insurance Company	San Francisco, CA
General Fidelity Life Insurance Company	San Francisco, CA
Germany Telecommunications 1 S.a.r.L	Luxembourg, Luxembourg
Gestion Santander Mexico, S.A. de C.V.	Mexico City, Mexico
Glacier Point (Philippines), Inc.	Makati, Philippines
Gleneagles Trading LLC	Charlotte, NC
GLM Investments, Inc.	Charlotte, NC
Gold Park Creek LLC	Las Vegas, NV
Goldbourne Park Limited	Dublin, Ireland
Golden Gate Invesments S.A.	Bogota, Colombia
Greenwood Apartments, LLC	Tampa, FL
GregCo, Inc.	Charlotte, NC
Groom Lake, LLC	Las Vegas, NV
Grupo Financiero Bank of America, S.A. de C.V.	Mexico City, Mexico
Grupo Financiero Santander Serfin, S.A. de C.V.	Mexico City, Mexico

GTVBI, Inc.	Chicago, IL
Harbour Directors I Limited	George Town, Grand Cayman, Cayman Is.
Harbour Directors II Limited	George Town, Grand Cayman, Cayman Is.
Harbour Nominees Ltd.	George Town, Grand Cayman, Cayman Is.
Harbour Secretaries I Limited	George Town, Grand Cayman, Cayman Is.
Harbour Town Funding LLC	Charlotte, NC
Harbour Town Funding Trust	Wilmington, DE
Harlem Gardens LP	Baltimore, MD
Harlem Park Development LLC	Baltimore, MD
Harney Lane Limited	Dublin, Ireland
Harper Farm M Corp.	Baltimore, MD
Heathrow LLC	Dallas, TX
Heathrow, Inc. II	Dallas, TX
High Point Estates, LLC	Atlanta, GA
Historic Ellison, L.P.	Kansas City, MO
Historic Munsey LLC	Baltimore, MD
HNC Realty Company	Hartford, CT
Hobson Park LLC	Las Vegas, NV
Holly Spring Meadows LLC	Forestville, MD
Home Equity USA, Inc.	Providence, RI
HomeFocus Services, LLC	St. Louis, MO
HomeFocus Tax Services, LLC	Richmond, VA
Hornby Lane Limited	Dublin, Ireland
Housing Southern California, LLC	Charlotte, NC
Howlan Park Limited	Dublin, Ireland
Huxley 2000-1, LLC	San Francisco, CA
Huxley 2000-3, LLC	San Francisco, CA
Huxley 2000-4, LLC	San Francisco, CA
Huxley Management, LLC	San Francisco, CA
IIC-NY Corporation	Melville, NY
InCapital Europe Limited	London, U.K.
Incapital Holdings, LLC	Chicago, IL
InCapital, LLC	Chicago, IL
Inchroy Credit Corporation Limited	Hong Kong, PRC
Independence Plaza General Partner, Inc.	St. Louis, MO
Independence Plaza, L.P.	St. Louis, MO
India, Inc.	Wilmington, DE
Indian Head Banks, Inc.	Manchester, NH
Industrial Investment Corporation	Baltimore, MD
Industrial Leasing Corporation of Fitchburg, Inc.	Providence, RI
Industrial Leasing Corporation of Massachusetts, Inc.	Providence, RI
Industrial Leasing Corporation of Springfield, Inc.	Providence, RI
Industrial National Leasing Corporation	Providence, RI
Inmobiliaria de Lerma y Amazonas, S.A. de C.V.	Mexico City, Mexico
Instituto Serfin, A.C.	Mexico City, Mexico
InverAmerica S.A.	Santa Fe de Bogota, Colombia
Inversiones Boston Corredor de Bolsa Limitada	Santiago, Chile
Inversora Diagonal S.A.	Buenos Aires, Argentina
InvestAmerica S.A.	Santiago, Chile
Investment Fund Partners	Providence, RI
Investments 2234, LLC	Charlotte, NC
Investor Advisor S.A.	Buenos Aires, Argentina
Irving Park, Inc.	Dallas, TX
Island Funding, Ltd.	Dallas, TX
Ismael I, Inc.	George Town, Grand Cayman, Cayman Is.
IX Holdings, L.L.C.	Chicago, IL
Jawbridge Finance, Inc.	Las Vegas, NV
JCCA, Inc.	Wilton, CT
JJDD LLC	Boston, MA
Jupiter Funding Trust	Wilmington, DE
Jupiter Loan Funding LLC	Charlotte, NC

Justin, Inc.	George Town, Grand Cayman, Cayman Is.
K.C. Acquisitions, L.L.C.	Kansas City, MO
Kaldi Funding LLC	Charlotte, NC
Kauai Hotel, L.P.	Los Angeles, CA
KBW Holdings LLC	Chicago, IL
Kendall Realty Trust	Framingham, MA
Kenilworth Industrial Park Limited Liability Company	Washington, DC
Kenilworth-Burroughs Limited Partnership	Washington, DC
Kennedy Director International Services S.A.	Nassau, Bahamas
L.A. Funding LLC	Charlotte, NC
L/G Redevelopment, LLC	Nashville, TN
Laguna Funding LLC	Charlotte, NC
Laredo Partners	Dallas, TX
LaSalle Street Natural Resources Corporation	Dallas, TX
LBC Limited	Nassau, Bahamas
Lexington Trails Holdings, LP	Dallas, TX
Libero Trading International Ltd.	George Town, Grand Cayman, Cayman Is.
Libero Trading S.A.	Sao Paulo, Brazil
Lily River Investments, Ltd.	George Town, Grand Cayman, Cayman Is.
Limacon Park Limited	Dublin, Ireland
Links at Eastwood LLC, The	Charlotte, NC
Linville Funding LLC	Charlotte, NC
Madison Park A Corp.	Baltimore, MD
Magellan Bay Limited	George Town, Grand Cayman, Cayman Is.
Main Place Funding, LLC	New York, NY
Maine Credit Holdings, Inc.	Portland, ME
Manele Bay I Limited	St. Helier, Jersey, Channel Islands
Manele Bay II Limited	St. Helier, Jersey, Channel Islands
Marsico Capital Management, LLC	Denver, CO
Marsico Fund Advisors, LLC	Denver, CO
Marsico Management Holdings, L.L.C.	Charlotte, NC
Mayfair Partners	Dallas, TX
Mecklenburg Park, Inc.	Dallas, TX
Medina Lane, Inc.	Dallas, TX
MerryPlace, LLC	Charlotte, NC
MESBIC Ventures, Inc.	Richardson, TX
Metro Plaza, Inc.	Boston, MA
Metro-Broward Capital Corporation	Ft. Lauderdale, FL
Middletown Finance, Inc.	Dallas, TX
Midwest Affordable Housing 1997-1, L.L.C.	Charlotte, NC
Mineral Rapids Investments LP	Las Vegas, NV
Misty Waters Apartments, Inc.	Atlanta, GA
MM3 HY Funding LLC	Charlotte, NC
MNC Affiliates Group, Inc.	Washington, DC
MNC Credit Corp	Washington, DC
Mobley Park Apartments, L.C.	Tampa, FL
MOIL Corporation	Wilton, CT
MortgageRamp Associates, LLC	San Francisco, CA
MortgageRamp Investment, LLC	San Francisco, CA
MRII Investments LLC	Las Vegas, NV
Muirfield Trading LLC	Charlotte, NC
Multi-Family Housing Investment Fund I, LLC	Charlotte, NC
Myers Park Trading LLC	Charlotte, NC
N.B. (Bahamas) Ltd.	Nassau, Bahamas
National Processing Co., LLC	Louisville, KY
National Processing Services, Incorporated	Louisville, KY
National Processing, Inc.	Louisville, KY
Nations Europe Limited	London, U.K.
NationsBanc Business Credit, Inc.	Tucker, GA
NationsBanc Insurance Company, Inc.	Charlotte, NC
NationsBanc Leasing & R.E. Corporation	Charlotte, NC

NationsBanc Montgomery Holdings Corporation	Charlotte, NC
NationsBank International Trust (Jersey) Limited	Saint Helier, Jersey, Channel Islands
NationsCredit Financial Services Corporation	Jacksonville, FL
NationsCredit Insurance Agency, Inc.	Jacksonville, FL
NationsCredit Securitization Corporation	Alpharetta, GA
Nations-CRT Hong Kong, Limited	Hong Kong, PRC
NB Capital Trust I	Charlotte, NC
NB Capital Trust II	Charlotte, NC
NB Capital Trust III	Charlotte, NC
NB Capital Trust IV	Charlotte, NC
NB Finance Lease, Inc.	Tucker, GA
NB Financial Trading (Ireland) Limited	Dublin, Ireland
NB Funding Company LLC	Charlotte, NC
NB Holdings Corporation	Charlotte, NC
NB International Finance B.V.	Amsterdam, The Netherlands
NB Partner Corp.	Charlotte, NC
NBCDC Osborne, Inc.	Tampa, FL
NBRE Realty LLC	Las Vegas, NV
NCNB Lease Atlantic, Inc.	Wilmington, DE
Necta GP Limited	St. Helier, Jersey, Channel Islands
Necta Syndication L.P.	St. Helier, Jersey, Channel Islands
NEMAC, Inc.	Hartford, CT
NeSBIC Buy Out Fund Invest VII B.V.	Utrecht, The Netherlands
Nevin Rd Associates LLC	Raleigh, NC
Nevis Investments Limited	George Town, Grand Cayman, Cayman Is.
New Haven Limited Partnership	Dallas, TX
Newark Lane Pty Limited	Las Vegas, NV
Newco Home Funding Partners, LLC	Springfield, VA
Newfound Bay Investments Limited	London, U.K.
Newfound Bay Limited	London, U.K.
Newland Lane Limited	George Town, Grand Cayman, Cayman Is.
Nexus—Banc of America Fund I-M, L.P.	Chicago, IL
Nexus Partners Argentina S.A.	Buenos Aires, Argentina
Nightingale Lane Pty Limited	Las Vegas, NV
Ninth North-Val, Inc.	Baltimore, MD
NMS Capital, L.P.	New York, NY
NMS Services (Cayman) Inc.	George Town, Grand Cayman, Cayman Is.
NMS Services, Inc.	New York, NY
NMS/Oak VIII, LLC	San Francisco, CA
Nobility Hill Realty Trust	Worchester, MA
Norstar Venture Partners I	Albany, NY
North Carolina Historic Ventures, LLC	Charlotte, NC
North East Hillcroft, Inc.	Providence, RI
Northam Lane Limited	George Town, Grand Cayman, Cayman Is.
NorthRoad Capital Management LLC	New York, NY
Northwest Florida Black Business Investment Corporation	Tallahassee, FL
Northwood Villas, L.P.	Dallas, TX
Norton Golf LLC	Boston, MA
NPC Alliance, Inc.	Louisville, KY
NPC International S.A. de C.V.	Juarez, Mexico
Nubia Redevelopment Partnership	Dallas, TX
NZA Overseas Funding	Las Vegas, NV
Oak Park at Nations Ford LLC	Charlotte, NC
OCA Casa Financiera S.A.	Montevideo, Uruguay
OCA S.A.	Montevideo, Uruguay
Odessa Park, Inc.	Dallas, TX
Oechsle International Advisors, LLC	Boston, MA
Old Colony Nominees, Limited	London, U.K.
Oldland Lane Limited	George Town, Grand Cayman, Cayman Is.
One Bryant Park LLC	New York, NY
OneFed Leasing Corporation	Providence, RI

Operadora de Derivados Serfin, S.A. de C.V.	Mexico City, Mexico
Orchards Subdivision, LLC, The	Atlanta, GA
Orix Funding LLC	Charlotte, NC
Osborne Landing, Ltd.	Tampa, FL
Oshkosh/McNeilus Financial Services Partnership	Dodge Center, MN
OSP Funding LLC	Charlotte, NC
Overseas Lending Corporation	San Francisco, CA
Pacale, S.A. de C.V.	Mexico City, Mexico
Pacesetter/MVHC, Inc.	Richardson, TX
Palm Beach County Black Business Investment Corporation	Riviera Beach, FL
Palservco, Inc.	Baltimore, MD
Paradise Funding, Ltd.	George Town, Grand Cayman, Cayman Is.
Paradise Urban Investments, LLC	Dallas, TX
Park at Hillside, LLC, The	Nashville, TN
Park at Lakewood, L.L.C., The	Atlanta, GA
Perissa LLC	San Francisco, CA
PH Sentry Associates	Blue Bell, PA
Philadelphia Benefits, LLC	Mount Laurel, NJ
Piccadilly Financing LLC	Dallas, TX
Pilot Financial Corp.	Blue Bell, PA
Pine Oaks/Mesquite, Inc.	Dallas, TX
Pineapple Corporation, The	Boston, MA
Pinehurst Trading, Inc.	Charlotte, NC
Pinyon Park LLC	Las Vegas, NV
Pioneer Credit Corporation	Hartford, CT
PJM Office Building, LLC	Baltimore, MD
PJM Retail Center, LLC	Baltimore, MD
Plano Partners	Dallas, TX
PNB Securities Corporation	Los Angeles, CA
Poplar Partners	Dallas, TX
Portfolio Financial Servicing Company	Portland, OR
Power Equities, Inc.	Richardson, TX
Powergate Associates Limited	Amsterdam, The Netherlands
PPM Monarch Bay Funding LLC	Charlotte, NC
PPM Shadow Creek Funding LLC	Charlotte, NC
PPM Spyglass Funding Trust	Wilmington, DE
PRLAP, Inc. (Alaska Corporation)	Juneau, AK
PRLAP, Inc. (Missouri Corporation)	Clayton, MO
PRLAP, Inc. (North Carolina Corporation)	Charlotte, NC
PRLAP, Inc. (Tennessee Corporation)	Knoxville, TN
PRLAP, Inc. (Texas Corporation)	Dallas, TX
PRLAP, Inc. (Virginia Corporation)	Richmond, VA
PRLAP, Inc. (Washington Corporation)	Seattle, WA
Prodigy Holdings Private Limited	Curepipe, Mauritius
Progress Capital Trust I	Blue Bell, PA
Progress Capital Trust II	Blue Bell, PA
Progress Capital Trust III	Blue Bell, PA
Progress Capital Trust IV	Blue Bell, PA
Progress Capital, Inc.	Blue Bell, PA
Progress Realty Advisors, Inc.	Blue Bell, PA
Providence Group Advisors, Inc., The	Providence, RI
PT Development, LLC	Charlotte, NC
Puritan Mill, LLC	Atlanta, GA
Pydna Corporation	San Francisco, CA
QBE Hongkong & Shanghai Insurance Limited	Hong Kong, PRC
Quail Brook Holdings, LP	Dallas, TX
Quail Creek Holdings, LP	Dallas, TX
Queen City Partnership	Dallas, TX
Raintree Trading LLC	Charlotte, NC
RCL Holdings LLC	Chicago, IL
RECOLL Management Corporation	Providence, RI

Recuperadora de Creditos Limitada (d/b/a “Eagle Recovery Ltda.”)	Santiago, Chile
Red Fox Funding LLC	Charlotte, NC
Red River Park, Inc.	Dallas, TX
Reed Street Partners, L.P.	Atlanta, GA
Reedy Creek Funding LLC	Charlotte, NC
Regent Street II, Inc.	Providence, RI
Relay Funding, LLC	Las Vegas, NV
RepublicBank Insurance Agency, Inc.	Dallas, TX
RIHT Life Insurance Company	Phoenix, AZ
Rising Sun Mills LLC	Baltimore, MD
Ritchie Court M Corporation	Baltimore, MD
Riverfront Partners, LLC	Tampa, FL
Riviera Funding LLC	Charlotte, NC
Robertson Stephens Asset Management, Inc.	San Francisco, CA
Robertson Stephens Capital Markets Holdings Ltd.	Tel Aviv, Israel
Robertson Stephens Group, Inc.	San Francisco, CA
Robertson Stephens International Holdings, Inc.	San Francisco, CA
Robertson Stephens International, Ltd.	London, U.K.
Robertson Stephens Israel Ltd.	Tel Aviv, Israel
Robertson Stephens Services, LLC	Boston, MA
Robertson Stephens U.S. Holdings, Inc.	San Francisco, CA
Robertson Stephens Ventures, Inc.	San Francisco, CA
Robertson Stephens, Inc.	Boston, MA
Rockhill Park LLC	Las Vegas, NV
Rosebank Meadows Subdivision, LLC	Nashville, TN
Rosedale General Partner, LLC	Baltimore, MD
Rosedale Terrace Limited Partnership	Baltimore, MD
Rotunda Partners II, LLC	Oakland, CA
Royal Oaks, L.L.C.	Jacksonville, FL
Ruby Aircraft Leasing and Trading Limited	London, U.K.
Santander Mexicano, S.A. de C.V. Afore	Mexico City, Mexico
Savannah at Washington Park, LLC	Fayetteville, GA
Savoie Holdings S.a.r.l.	Luxembourg, Luxembourg
Sawgrass Trading LLC	Charlotte, NC
SB Holdings, Inc.	Las Vegas, NV
SBGP, LLC	Dallas, TX
Sceptre Management Services LLC	Dallas, TX
SCCP I GP, LLC	Baltimore, MD
SCI Holdings Corporation	Baltimore, MD
SCIC Properties, LLC	Baltimore, MD
SCIC Riverwalk, LLC	Baltimore, MD
SCIC San Antonio II, LLC	Baltimore, MD
Sea Pines Funding LLC	Charlotte, NC
Securitization Subsidiary I, Inc.	Dayton, NJ
Security Pacific Capital Leasing Corporation	San Francisco, CA
Security Pacific EuroFinance Holdings, Inc.	San Francisco, CA
Security Pacific EuroFinance, Inc.	San Francisco, CA
Security Pacific Hong Kong Holdings Limited	Hong Kong, PRC
Security Pacific Housing Services, Inc.	San Diego, CA
Security Pacific Lease Finance (Europe) Inc.	San Francisco, CA
Security Pacific Overseas Investment Corporation	San Francisco, CA
Seguros Santander Mexicano, S.A.	Mexico City, Mexico
Seguros Serfin, S.A.	Mexico City, Mexico
Seminole Funding LLC	Charlotte, NC
Service-Wright Corporation	Washington, DC
Servicios Corporativos de Seguros Serfin, S.A. de C.V.	Mexico City, Mexico
Servicios Corporativos Serfin, S.A. de C.V.	Mexico City, Mexico
Seventh Street Holdings of Delaware, Inc.	Las Vegas, NV
Seventh Street REIT, Inc.	Las Vegas, NV
Seventh Street TRS, Inc.	Las Vegas, NV
SGL Holding LLC	Chicago, IL

Sherwood Terrace Apartments, Inc.	Atlanta, GA
Sierra Nevada Realty, G.P.	Las Vegas, NV
Silicon Holdings LLC	Chicago, IL
Silver Peak REIT Holding Company, Inc.	Las Vegas, NV
Silver Peak REIT, Inc.	Las Vegas, NV
Silvertree Australian Investments Pty Limited	Sydney, New South Wales, Australia
Sligo Lane Limited	Dublin, Ireland
Sociedad de Consultoria Administrativa, S.A. de C.V.	Mexico City, Mexico
SOP M Corp.	Baltimore, MD
South Charles Capital Partners I, L.P.	Baltimore, MD
South Charles Investment Corporation	Baltimore, MD
Southam Lane Limited	George Town, Grand Cayman, Cayman Is.
Southern Dallas Development Fund, Inc.	Dallas, TX
Sovran Capital Management Corporation	Richmond, VA
Spectrum Mortgage Company, Inc.	Princeton, NJ
Spotted Horse Holdings, Inc.	Cheyenne, WY
Spring Valley Management LLC	Las Vegas, NV
Springfield Finance and Development Corporation	Springfield, MO
Spruce Bay Limited	George Town, Grand Cayman, Cayman Is.
SRF 2000, Inc.	Charlotte, NC
St. Johns Place, L.C.	Jacksonville, FL

Stamford Fidelity Realty Company, Inc., The	Fairfield, CT
Stamford Investors GP LLC	Dover, DE
Stamford Investors LLC	Dover, DE
Stanton Road Housing LLC	Washington, DC
Stanwich Loan Funding LLC	Charlotte, NC
STC Investment Holding Company	Princeton, NJ
Steppington/Dallas, Inc.	Dallas, TX
Sterling Farms Funding, Inc.	Las Vegas, NV
Stonegate Meadows, L.P.	Kansas City, MO
Summerhill Redevelopment Partners, LLC	Atlanta, GA
Summit Capital Trust I	Wilmington, DE
Summit Commercial Corp.	Cranford, NJ
Summit Commercial Leasing Corporation	Cranford, NJ
Summit Corporate Secretary, Inc.	Princeton, NJ
Summit Credit Life Insurance Company	Phoenix, AZ
Summit Financial Services Group, L.P.	Bethlehem, PA
Summit International Trade Finance Corp.	Princeton, NJ
Summit Municipal Lien Investment Corp.	Princeton, NJ
Summit Participation Corp.	West Nyack, NY
Summit Venture Capital, Inc.	Princeton, NJ
Sunset Hill Corporation	Baltimore, MD
SunStar Acceptance Corporation	Jacksonville, FL
Sweet River Investments, Ltd.	George Town, Grand Cayman, Cayman Is.
Sweeting Associates, LLC	Miami, FL
Sycamore Green, LLC	Charlotte, NC
Tabono Joint Venture, The	Dallas, TX
Tabono Partnership II, Ltd.	Dallas, TX
Tahoe Park LLC	Las Vegas, NV
Tampa Bay Black Business Investment Corporation, Inc.	Tampa, FL
Tasman LLC	Ft. Worth, TX
Terrigal LLC	Dallas, TX
Threadneedle Corporation, The	Boston, MA
Tikkurila Holdings II S.a.r.l.	Luxembourg, Luxembourg
Tikkurila Holdings S.a.r.l.	Luxembourg, Luxembourg
Titulos Rioplatenses S.A.	Montevideo, Uruguay
TLC, L.C.	Jacksonville, FL
T-Oaks Apartments, Inc.	Atlanta, GA
Tonopah, LLC	Las Vegas, NV
Topanga II Inc.	George Town, Grand Cayman, Cayman Is.
Topanga III Inc.	George Town, Grand Cayman, Cayman Is.

Topanga Inc.	George Town, Grand Cayman, Cayman Is.
Topanga IV Inc.	George Town, Grand Cayman, Cayman Is.
Topanga IX Inc.	George Town, Grand Cayman, Cayman Is.
Topanga V Inc.	George Town, Grand Cayman, Cayman Is.
Topanga VI Inc.	George Town, Grand Cayman, Cayman Is.
Topanga VII Inc.	George Town, Grand Cayman, Cayman Is.
Topanga VIII Inc.	George Town, Grand Cayman, Cayman Is.
Topanga X Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XI Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XII Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XIII Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XV Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XVI Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XX Inc.	George Town, Grand Cayman, Cayman Is.
Town Park Associates, LLC	Miami, FL
Trade Street Auction Rate Funding, LLC	Charlotte, NC
Transistor Holdings, LLC	Las Vegas, NV
Transistor, LLC	Las Vegas, NV
Transit Holding, Inc.	San Francisco, CA
Transit Leasing Corporation	San Francisco, CA
Trenton Park Apartments Limited Partnership	Washington, DC
Trenton Park Housing, LLC	Washington, DC
TriSail Capital Corporation	Boston, MA
TriSail Funding Corporation	Boston, MA
TriStar Communications, Inc.	San Francisco, CA
Trunoms, Limited	Nassau, Bahamas
Tryon Assurance Company, Ltd.	Hamilton, Bermuda
TSL Holdings LLC	Chicago, IL
Tucker Commercial Lease Funding, LLC	San Francisco, CA
Turku Holdings S.a.r.l.	Luxembourg, Luxembourg
Turtle Hill GP LLC	Kansas City, MO
Turtle Hill Townhomes, L.P.	Kansas City, MO
Tyler Trading, Inc.	Las Vegas, NV
Ulysses Leasing Limited	St. Helier, Jersey, Channel Islands
Union Capital A.F.A.P. S.A.	Montevideo, Uruguay
Union Realty and Securities Company	St. Louis, MO
United States Airlease Holding, Inc.	San Francisco, CA
University Lofts Associates, L.P.	St. Louis, MO
University Lofts Development, L.L.C.	St. Louis, MO
Urban Mecca I, LLC	Atlanta, GA
Varese Holdings S.ar.l.	Luxembourg, Luxembourg
Venco, B.V.	George Town, Grand Cayman, Cayman Is.
Ver Valen, Inc.	Baltimore, MD
Verdington LLC	Las Vegas, NV
Vernon Park LLC	Las Vegas, NV
Vertical Capital, LLC	New York, NY
Viewpointe Archive Services, L.L.C.	Charlotte, NC
Vine Street Lofts, L.P.	Kansas City, MO
Vine Street Place, L.L.C.	Kansas City, MO
Vine Street Views, L.L.C.	Kansas City, MO
Viva Associates, LLC	San Francisco, CA
Viva Investment, LLC	San Francisco, CA
WAM Acquisition GP. Inc.	Chicago, IL
Washington View (H) Corporation	Charlotte, NC
Washington Wheatley Neighorhood Partnership	Kansas City, MO
Washoe Lake LLC	Las Vegas, NV
Waterville Funding LLC	Charlotte, NC
WCH Limited Partnership	Dallas, TX
WCSA Development, L.L.C.	St. Louis, MO
WCSA Homes II L.P.	St. Louis, MO
Wellington Land Company, Inc.	Baltimore, MD

Wellington Park/Lewisville, Inc.	Dallas, TX
Wellston Homes General Partner, L.L.C.	Clayton, MO
Wellston Homes, L.P.	St. Louis, MO
Wendover Lane II, Inc.	Dallas, TX
Wendover Lane LLC	Dallas, TX
West Trade, LLC	Charlotte, NC
West Trade/Sycamore Street, LLC	Charlotte, NC
Westminster Properties, Inc.	Providence, RI
Westview Terrace Apartments, L.L.C.	Miami, FL
Weybosset Street Capital, Inc.	Providence, RI
Whistling Pines Funding LLC	Charlotte, NC
White Ridge Investment Advisors LLC	New York, NY
White Ridge Investments Limited	London, U.K.
Wickliffe A Corp.	Baltimore, MD
Willowemoc Partners	Las Vegas, NV
WIM Servicios Corporativos S.A. de C.V.	Mexico City, Mexico
Winged Foot Funding Trust	Wilmington, DE
Wolnoms, Limited	Nassau, Bahamas
Woods at Addison LLC	Capitol Heights, MD
World Aviation Corporation	San Francisco, CA
Worthen Mortgage Company	Buffalo, NY
Worthington Avenue, LLC	Charlotte, NC
WSB Property Management Company	Waltham, MA
Yellow Rose Investments Company	Dallas, TX
Yellowtail LLC	Las Vegas, NV
Yerington LLC	Las Vegas, NV
Zentac Productions, Inc.	San Francisco, CA
Zephyr Cove Finance, Inc.	Las Vegas, NV
Zorro Investor S.a.r.l.	Luxembourg, Luxembourg